SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

MAX CAPITAL GROUP LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials		B A R C O D E

Meeting Information

Meeting Type: Annual Meeting
MAX CAPITAL GROUP LTD.	For holders as of: August 31, 2009
Date: November 02, 2009 Time: 4:30 PM EST
Location: Max House
2 Front Street
BROKER	Hamilton HM 11
LOGO	Bermuda
HERE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample	See the reverse side of this notice to obtain proxy materials and voting instructions.
1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

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0000029490_1     R2.09.05.010

—— Before You Vote ——
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report	2. Notice & Proxy Statement

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 19, 2009 to facilitate timely delivery.

—— How To Vote ——
Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.	Internal Use Only

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1.	Election of Directors

Nominees
B A R C O D E
1a	William Kronenberg III

1b	James L. Zech

The Board of Directors recommends you vote FOR the following proposal(s):

2	To authorize the election of Angelo Guagliano to the Board of Directors of Max Bermuda Ltd. to serve until the annual meeting of shareholders in 2012.

3	To ratify the appointment of KPMG, Hamilton, Bermuda as independent auditors of Max Capital Group Ltd. for 2009.

4	To authorize the ratification of the appointment of KPMG, Hamilton, Bermuda as independent auditors of Max Bermuda Ltd. for 2009.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
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